Exhibit 99.1

SETTLEMENT AGREEMENT

AND

RELEASE OF CLAIMS

This Settlement Agreement and Release of Claims (“Agreement”) is entered into by and between Shawn Howie (“Howie” or “Employee”) and Genius Products, Inc. and any and all predecessor or successor entities thereof and its and their affiliates, any and all holding, parent or subsidiary entities and any predecessor or successor entities thereof, any other merged entities, and all present, former and future directors, officers, representatives, agents, principals, administrators, agents, partners and employees, stockholders, predecessors and successors and/or assigns, insurers, attorneys, and any fiduciaries of any employee benefits plan (all collectively referred to as “Genius” or “Employer”) (Employee and Employer are hereinafter collectively referred to as “the Parties”).

1. Resignation of Employment. The Parties agree that effective February 1, 2006 (“the termination date”), Employee has resigned his employment with Employer, and Employee resigns his position as Executive Vice President and Chief Financial Officer of Employer.

2. Claims and Settlement. Employee has or may have claims related to his employment, the termination of his employment, his resignation, claims related to his stock options and/or the vesting of such options, breach of his employment contract, other breach of contract, retaliation, or other claims which have or could be asserted (“Claims.”) In consideration of and in return for the covenants and promises contained in this Agreement, and as full and final settlement to Employee:

A. Employee shall receive from Genius Products, on the next regular payroll date after the effective date as defined in Paragraph 20B and 20C, six (6) months severance based on Employee’s base salary, totaling One Hundred Twelve Thousand Five Hundred Dollars ($112,500.00) with appropriate deductions and withholdings, plus one hundred fifty thousand dollars ($150,000.00.) In addition, Genius shall pay Employee and Employee’s dependents’ COBRA health insurance premiums for six months after the effective date. This settlement is separate and apart from, and in addition to, Employee’s final paycheck and all accrued and unused vacation.

B. Employee will retain 500,000 stock options existing and already vested as of the termination date, granted outside of any stock option plan at an exercise price of $1.65, and Employee shall retain the ability to exercise same for a period of three (3) year after the termination date; and

C. Employer warrants and Employee acknowledges that the agreements described under this Paragraph 2 constitute full payment of any and all claims of every nature and kind arising out of or relating in any way to Employee’s employment by Employer or the termination thereof, benefits owed, or any other Claims; and

4. Employee’s Release of All Claims against Employer.

A. In consideration of the covenants and other benefits described herein, Employee does hereby unconditionally, irrevocably, and absolutely release and discharge Employer, and any and all predecessor or successor entities thereof and its and their affiliates, any and all holding, parent or subsidiary entities and any predecessor or successor entities thereof, any other merged entities, and all present, former and future directors, officers, representatives, agents, principals, administrators, agents, partners and employees, stockholders, predecessors and successors and/or assigns, insurers, attorneys, and any fiduciaries of any employee benefits plan from any and all loss, liability, claims, demands, causes of action or suits of any type, whether in law or in equity, related directly or indirectly, or in any way connected with any transaction, affairs, or occurrences between them, including, without limitation, Employee’s employment with Employer and/or the resignation and/or termination of said employment (whether known or unknown to Employee and including any continuing effects of any acts or practices before the date of execution of this Agreement). This Agreement specifically applies, without limitation, to a release of any and all contract or tort claims, breach of the implied covenant of good faith and fair dealing, claims for wrongful termination, retaliation, employment discrimination, emotional distress, fraud, misrepresentation, defamation, interference with prospective economic advantage, failure to pay wages due or other monies owed, including, without limitation, severance, overtime compensation, accrued and unused vacation, stock options, any claims under any stock option agreement to which Employee is a party, and claims arising under Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act, the Equal Pay Act, the Fair Labor Standards Act, the Family and Medical Leave Act, the California Family Rights Act, The Older Workers’ Benefit Protection Act of 1990, the Age Discrimination in Employment Act, the California Fair Employment and Housing Act, the Occupational Safety and Health Act, any applicable California Industrial Wage Orders, all as amended, and any other local, state or federal law, rule, or regulation relating to or affecting Employee’s employment by Employer and/or the termination of said employment. Nothing in this release is intended to affect Genius’ obligation to defend and/or indemnify Howie in the event he is sued in his capacity as an officer or employee of Genius for work performed in the course and scope of his employment. Nothing in this release is intended to affect Howie’s right to coverage under the California worker’s compensation laws (although Howie represents he is not currently aware of any such claim.)

B. Employee irrevocably and absolutely agrees that he will not prosecute nor allow to be prosecuted on his behalf, in any administrative agency, whether federal or state, or in any court, whether federal or state, any claim or demand of any type related to the matters released above, it being the intention of the Parties that with the execution by Employee of this Agreement, Employer and any and all predecessor or successor entities thereof and its and their affiliates, any and all holding, parent or subsidiary entities and any predecessor or successor entities thereof, any other merged entities, and all present, former and future directors, officers, representatives, agents, principals, administrators, agents, partners and employees, stockholders, predecessors and successors and/or assigns, insurers, attorneys, and any fiduciaries of any employee benefits plan will be irrevocably, absolutely, unconditionally, and forever discharged of and from all obligations to or on behalf of Employee related in any way to the matters discharged herein. If Employee should bring ay action arising out of the subject matter covered by this Agreement, Employee understands and agrees that he will, at the option of Employer, be considered in breach of this Agreement and shall be required to immediately return any and all funds received pursuant to this Agreement. Furthermore, if Employer should prevail concerning any or all of the issues so presented, Employee shall pay to Employer all of its costs and expenses of defense, including Employer’s attorneys’ fees.

5. Unknown Claims. Employee understands and agrees that this Agreement extends to all claims of every nature, known or unknown, suspected or unsuspected, past or present, and that any and all rights granted to Employee under Section 1542 of the California Civil Code or any analogous federal law or regulation are hereby expressly waived. Section 1542 provides:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OF OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

Employee certifies that he has read all of this Agreement, including the release provisions contained herein and the quoted Civil Code section, and that he fully understands all of the same.

7. Confidentiality.

A. The Parties agree and promise that the existence, terms, and conditions of this Agreement (including, but not limited to, the fact and amount of payment), and all communications relating to the existence, terms, and conditions of this Agreement (collectively the “Confidential Matters”), shall not be, and have not been to the best of their knowledge, described or discussed, or caused to be described or discussed in any manner, either written or oral, directly or indirectly, with any person, organization, company or entity other than the Parties’ respective counsel and/or financial advisors. EMPLOYEE SPECIFICALLY AGREES NOT TO DISCLOSE THE TERMS OF THIS AGREEMENT TO OTHER CURRENT OR FORMER EMPLOYEES OF EMPLOYER. Genius may report this settlement to the extent necessary to comply with any public reporting requirements.

B. Except as required by law, or any SEC rules and regulations, the Parties agree and promise to avoid any and all publicity with respect to this Agreement and/or any of its terms or conditions and specifically agree and promise not to describe or discuss the Confidential Matters with any person or entity. It shall not be a violation for the Parties to disclose Confidential Matters to their spouses or their professional legal and tax advisors so long as they maintain the confidentiality. In the event any person or entity asks Employee or Employer about any disputes relating to Employee’s employment with Employer and/or the termination of said employment, Employee and Employer shall respond only that “the matter has been resolved,” and refuse to discuss any such matters further. If Employer receives requests for employment references regarding Employee, Employer will only provide dates of employment, salary information, and title to prospective employers, and neither this Agreement nor the events and/or allegations leading up to this Agreement shall be mentioned. Any requests for employment references shall be directed to Michel Urich or Trevor Drinkwater. Any breach of confidentiality by any of the Parties shall be deemed to be a material breach of this confidentiality provision.

C. The Parties agree that the provisions of this section of this Agreement are to be liberally construed for the purpose of protecting the confidentiality of the Confidential Matters, and stipulate and agree that any violation of the provisions of this section of this Agreement shall be deemed to be a material breach of the Agreement.

D. Nothing in this confidentiality provision shall be construed as prohibiting any disclosure of information required by law.

8. Confidential Information, Trade Secrets and Company Property. Employee acknowledges that all confidential materials, records and documents, including, without limitation, all company property, files, e-mails and other electronic information concerning Employer that have come into Employee’s possession during his employment with Employer will be returned to Employer within seven (7) days of the termination date. Employee specifically agrees to electronically return all work-related e-mails and not retain hard copies or electronic copies. Employee agrees not to disclose to any person or entity, including any competitor of Employer and any future employer, any of Employer’s trade secrets or other confidential information. Employee acknowledges all Employer’s property obtained during the course of his employment with Employer has been returned to Employer. Employee further agrees that he will not, for any reason, disclose to others for the benefit of anyone other than Employer any trade secret, confidential or proprietary information, including, without limitation, information relating to Employer’s customers, employees, consultants, affiliates, products, know-how, techniques, intellectual property, computer systems, programs, policies and procedures, software programs, research projects, future developments, costs, profits, pricing and/or marketing, attorney-client communications, customer business information or other financial information. Employee further understands and agrees that the use or disclosure of any trade secret, confidential or proprietary information belonging to Employer shall be a material breach of this Agreement.

9. Non-Disparagement. The Parties agree not to make and/or publish any derogatory or adverse statements, written or verbal, which tend to criticize or discredit the other, except as required by law. This is a material provision of this Agreement. If Employee breaches this Non-Disparagement provision (as determined by a court of competent jurisdiction), Employer shall have the right to recover fifty percent (50%) of the compensation paid under this Agreement.

10. No Future Employment. Employee agrees that Employer shall not be in any way obligated to offer employment to Employee or to hire him for any reason, regardless of the circumstances, at any time on or after the date of this Agreement. Employee acknowledges that any such application for employment may be denied and agrees to waive any and all claims arising out of or related to his application and/or the denial of such employment.

11. No Admission of Liability. This Agreement is a compromise and settlement of all disputed and potentially disputed claims being released, and therefore this Agreement and the payments provided for in this Agreement do not constitute an admission of liability on the part of Employer, or an admission, directly or by implication, that Employer has violated any law, rule, regulation, policy or any contractual right or other obligation owed to Employee. Employer intends, by entering into this Agreement, to avoid litigation.

12. No Assignment or Transfer of Claims. The Parties represent and warrant that they have not assigned or transferred to any other person or entity any rights, claims or causes of action released and discharged, and no other person or entity has any interest in the matters released and discharged, except as disclosed by the terms of this Agreement.

13. Entire Agreement. The Parties declare and represent that no promise, inducement or agreement not expressed in this Agreement has been made to them and that this Agreement contains the full and entire agreement between the Parties, and that the terms of this Agreement are contractual and not a mere recital.

14. Applicable Law. The validity, interpretation, and performance of this Agreement shall be construed and interpreted according to the laws of the State of California. To that end, this Agreement is binding on the Parties pursuant to Section 664.6 of the California Code of Civil Procedure, even though no lawsuit or claim has been filed.

15. Arbitration of Disputes. Any dispute arising out of this Agreement or Employee’s employment and/or termination of said employment shall be resolved by binding arbitration by a mutually agreed arbitrator, or, if no arbitrator can be agreed to, then under the rules and procedures of the Judicial Arbitration and Mediation Service (“JAMS”) in San Diego, California. The findings of the arbitrator shall be final and binding upon the Parties. The Parties shall equally pay for the arbitration costs of any such arbitration, but the prevailing party shall be entitled to reasonable attorneys’ fees and costs.

16. Attorneys’ Fees. In any dispute involving this Agreement, the prevailing party shall be entitled to attorneys’ fees and costs.

17. Complete Defense. This Agreement may be pleaded as a full and complete defense against any action, suit or proceeding which may be prosecuted, instituted or attempted by Employee.

18. Severability. If any provision of this Agreement, or part, is held invalid, void or voidable as against public policy or otherwise, the invalidity shall not affect other provisions, or parts, which may be given effect without the invalid provision or part. To this extent, the provisions, and parts thereof, of this Agreement are declared to be severable.

19. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, legal representatives, successors and assigns.

20. ADEA Release.

A. Employee acknowledges Employer hereby has advised Employee in writing to discuss this Agreement with an attorney before executing it and that Employer has provided Employee at least twenty-one (21) days within which to review and consider this Agreement before signing it.

B. The Parties acknowledge and agree that Employee may revoke this Agreement for up to seven (7) calendar days following the execution of this Agreement, and that it shall not become effective or enforceable until the revocation period has expired. The Parties further acknowledge and agree that such a revocation must be in writing, addressed to Harvey C. Berger, Esq., Pope, Berger & Williams, LLP, 550 West “C” Street, Suite 1350, San Diego, CA 92101, and received not later than 5:00 p.m. on the seventh (7th) day following execution of this Agreement by Employee. If Employee revokes this Agreement, it shall not be effective or enforceable and Employee will not receive the monies and benefits described above.

C. If Employee does not revoke this Agreement in the time frame specified in this section 20, the Agreement shall become effective at 12:01 a.m. on the eighth (8th) day after it is signed by Employee.

21. Counterparts. This Agreement may be signed in counterparts. A facsimile signature shall have the same force and effect as an original signature, and trigger the obligations under this Agreement.

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(Signatures on following page)

EMPLOYEE HAS READ THIS AGREEMENT AND KNOWS ITS CONTENTS AND FULLY UNDERSTANDS IT. EMPLOYEE ACKNOWLEDGES THAT HE HAS FULLY DISCUSSED

THIS AGREEMENT WITH HIS ATTORNEY TO THE EXTENT DESIRED AND FULLY UNDERSTANDS THE CONSEQUENCES OF THIS AGREEMENT. NO PARTY IS BEING INFLUENCED BY ANY STATEMENT MADE BY OR ON BEHALF OF ANY OF THE OTHER PARTY TO THIS AGREEMENT. THE PARTIES HAVE RELIED AND ARE RELYING SOLELY UPON THEIR BELIEF AND KNOWLEDGE OF THE NATURE, EXTENT, EFFECT AND CONSEQUENCES RELATING TO THIS AGREEMENT AND/OR UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL CONCERNING THE CONSEQUENCES OF THIS AGREEMENT.

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the dates shown below.

DATED: February 7, 2006	/s/ Shawn Howie
SHAWN HOWIE

DATED: February 7, 2006	GENIUS PRODUCTS, INC.

	By:	/s/ Trevor Drinkwater
Trevor Drinkwater
	Its:	Chief Executive Officer